SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 7, 2024

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36081	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Controls Drive, Shelton, Connecticut		06484
(Address of Principal Executive Offices)		(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.00001 per share	NNVC	NYSE-American

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 7, 2024, NanoViricides, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Meeting”). At the meeting, 6,096,059 shares of the Company’s common stock and 883,177 shares of Series A Convertible Preferred Stock (“Series A Preferred Shares”) entitled to vote at the Meeting, as of the record date of November 13, 2023, were present in person or by proxy, representing 47.1% of the Company’s outstanding voting capital stock and constituting a quorum for the transaction of business.

With a quorum present, the required shareholders approved the following proposals: (i) the re-election of Todd Rokita as a Class I Director and Makarand Jawadekar and Brian Zucker Class II Directors, each to a two-year term expiring at the 2026 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal; and (ii) the ratification of the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025. Each proposal is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on October 15, 2024.

The voting results of the shares of the Company’s voting stock for each proposal are set forth below:

Proposal – Election of Directors - Re-Election of Theodore Rokita as a Class I Director and Makarand Jawadekar and Brian Zucker as Class II Directors:

Director	For	Against	Broker Non-Votes
Theodore E. Rokita	2,060,147	166,389	3,813,361
Makarand Jawadekar	1,951,381	272,416	3,813,361
Brian Zucker	2,088,483	139,413	3,813,361

Proposal 2 – Ratification of Accounting Firm – To ratify the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025:

Votes For	Votes Against	Votes Abstained
5,757,913	230,937	107,209

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: December 12, 2024	By:	/s/ Anil Diwan
Name: Anil Diwan
Title: Chairman, President